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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  JANUARY 4, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K/A of BKF Capital Group, Inc., a Delaware corporation ( "BKF
Capital") constitutes Amendment No. 1 to BKF's Current Report on Form 8-K dated January 6, 2006 (the "Original Form 8-K"), which was filed with the Securities and Exchange Commission on January 6, 2006. The sole purpose of this amendment is to correct a typographical error in Item 1.01 of the Original Form 8-K.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Under the Employment Agreement among BKF Capital and BKF Management Co., Inc., a Delaware corporation, and Mr. Clarke Gray, Mr. Gray will be issued 25,000 restricted shares of BKF Capital's common stock as described in Section 5(c) of the Employment Agreement, filed as Exhibit 10.1 to the Original Form 8-K, not the 250,000 restricted shares of BKF Capital's common stock stated in the Original Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 6, 2006

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
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                                     Name:  Norris Nissim
                                     Title: Senior Vice President,
                                            General Counsel and Secretary